POWER OF ATTORNEY

                  The Registrant and each person whose signature appears below hereby appoints the agent for service and C. Harold Snyder, severally, as attorney-in-fact with full power of substitution to execute in the name and on behalf of the Registrant and each such person, individually and in each capacity stated below, one or more post-effective amendments to this Registration Statement as the attorney-in-fact acting in the premises deems appropriate and to file any such amendment to this Registration Statement with the Securities and Exchange Commission.
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on the 9th day of December, 1999.

                            TALK VISUAL CORPORATION

                  By: /s/ C. Harold  Snyder
                      ---------------------
                      C. Harold  Snyder
                      Chief  Financial Officer

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

================================================================================
Signature                               Title                         Date
---------                               -----                         ----
/s/ Eugene Rosov             President and Chief Executive      December 16,1999
----------------             Officer (Principal Executive
Eugene Rosov                 Officer) and Director
--------------------------------------------------------------------------------
/s/ C. Harold Snyder         Chief Financial Officer            December 16,1999
--------------------         (Principal Financial and
C. Harold Snyder             Accounting Officer)
--------------------------------------------------------------------------------
/s/Michael Zwebner           Chairman of the Board and          December 16,1999
------------------           Director
Michael Zwebner
--------------------------------------------------------------------------------
/s/David B.Hurwitz           Director                           December 16,1999
------------------
David B.Hurwitz
--------------------------------------------------------------------------------
/s/Alexander Walker,Jr.      Director                           December 16,1999
-----------------------
Alexander Walker,Jr.
--------------------------------------------------------------------------------
/s/ Michael Cuzner-Charles   Director                           December 16,1999
--------------------------
Michael  Cuzner-Charles
================================================================================


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